streamex

The Future of Commodity Markets Powered by Institutional Grade Tokenization Infrastructure

Nasdaq: **STEX**

November 2025 | Special Meeting

Disclaimers

This presentation has been prepared by Streamex Corp., a company organized under the laws of Delaware ("Streamex" or the "Company"), for informational purposes only and not for any other purpose. This presentation contains summary information about the Company and its activities and is current as of the date of this document. It should be read in conjunction with the Company's periodic and continuous disclosure requirements filed with the U.S. Securities and Exchange Commission, available at https://ir.streamex.com/all-sec-filings and www.sec.gov, respectively.

This presentation and any oral statements made in connection with this presentation are not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. This document is not a prospectus, product disclosure statement or other document under the federal laws of the United States or under any other law. This document has not been registered or approved by regulatory authorities in any jurisdiction. This communication is restricted by law; it is not intended for distribution or use would be contrary to local law or regulation.

The information contained in this document is not intended to be relied upon as advice or a recommendation to investors and is not intended to form the basis of any investment decision in the Company's securities. The information does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. An investor must not act on the basis of any matter contained in this document but must make its own assessment of the Company and conduct its own investigation and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial advisor, professional advisor or consultant before making any investment decision.

Past performance is not indicative of future performance and no guarantee of future returns is implied or given. Nothing contained in this document nor any information made available to you is, or shall be relied upon as a promise, representation, warranty or guarantee as to the past, present or the future performance of the Company.

We have prepared this presentation solely to illustrate the businesses of Streamex, and it does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of Streamex. Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical in nature, including the words "anticipate", "intend", "plan", "goal", "seek", "believe", "project", "estimate", "expect", "strategy", "future", "likely", "may", "should", "will" and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, among others, statements Streamex makes regarding:

· the expected ability of Streamex to execute on its business plan and develop, utilize and commercialize Blockchain technology to power an enterprise-grade on-chain commodity markets, tokenized commodity solutions and treasury management solutions;
· the expected capabilities of the Streamex platform to deliver functionality that provides clients with access to on-chain tools to facilitate the design and instantiation of tokenized structured products and securitization of commodity opportunities and treasury management solutions, and that provides investor end-users with access to such opportunities and an ability to acquire and manage such products within their portfolio;
· the expected usefulness of Blockchain technology as a tool to ensure complete delivery of the on-chain commodity markets, tokenized commodity solutions and treasury management solutions;
· the expected ability of Streamex to leverage Blockchain technology to ensure the delivery of such solutions on the Streamex platform;
· the expected use cases and functionality of the tokenized structured products on the Streamex platform;
· the expected use cases and ability for the Streamex platform and related solutions to solve the pain-points in the incumbent financial services and investment environment within the Gold and commodities markets;
· the expected emergence of a community of clients seeking Blockchain enabled financial services and products and investor end-users and investors within the Streamex ecosystem and Streamex's ability to execute on its expected solutions required to build and scale such a community;
· the ability to realize the anticipated benefits of the merger, including synergies and growth opportunities between Streamex and BioSig, and the integration process' potentially significant costs or disruptions;
· the ability of Streamex to further develop the Streamex platform in the manner and within the time frame currently expected;
· Streamex's expected go-to-market strategy and timeline for growth, product development, market position and expansion; and
· the expected benefits of the merger, including increasing shareholder value, operational efficiencies, synergies, or revenue enhancements, within the anticipated time frame or at all. Integration may be more costly, time-consuming, or difficult than expected, and we may experience unexpected delays or obstacles, including:
· difficulties in consolidating operations, financial reporting, and information technology systems;
· challenges in retaining key employees, customers, suppliers, or other business relationships;
· differences in corporate cultures and management styles;
· unanticipated liabilities or compliance issues;
· adverse effects on our internal controls over financial reporting;
· disruption of ongoing business or operational inefficiencies.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:

· economic and financial conditions, including volatility in interest and exchange rates, commodity and equity prices and the value of financial assets;
· volatility in the capital or credit markets;
· the impact of securities regulation on the ability of Streamex to create a financial and marketplace economy based on the currently intended business model;
· the adequacy of Streamex's working capital and other conditions which may affect our ability to achieve the expected growth, product development, market position and expansion;
· the level of demand and financial performance of online, Blockchain enabled financial services provider and the tokenized investment structures, tools and technology Streamex will deploy, and the growth of clients and users and Blockchain industries in general;
· any changes in client and user demand;
· any developments and changes in laws and regulations, including increased regulation of the Blockchain industry through legislative action and revised rules and standards applied by the applicable securities regulators; and
· any disruptions to our technology network including computer systems and software, as well as natural events such as severe weather, fires, floods and earthquakes or man-made or other disruptions of our operating systems, structures or equipment.

Any forward-looking statement made by Streamex in this presentation is based only on information currently available to Streamex and speaks only as of the date on which it is made. Except as required by applicable securities laws, Streamex undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Unless otherwise indicated, the economic and industry data contained in this Presentation is based upon information from independent

Streamex Milestones

Recapping the last 5 months since closing of the Streamex merger

- **May 28, 2025:** Streamex and BioSig announce closing of Share Exchange Transaction
- Built an exceptional team, including veterans like Strategic Advisor Frank Giustra (founder of Wheaton Precious Metals and GoldCorp), Sean Roosen (Founder of the Osisko Group) and Chief Investment Officer Mitch Williams, CFA (former OppenheimerFunds and Wafra Inc executive)
- Closed $15 million public offering and secured up to US$1.1 billion in growth financing; meeting short and long-term capital needs
- Entered exclusive three-year partnership with Monetary Metals to create yield-bearing gold products generating up to 4% yield
- Signed Letter of Intent with Simplify Asset Management ($10 billion AUM) to integrate tokenized gold into ETF structures
- Announced launch of GLDY with a $100MM pre-sale (expandable to $1 billion); yield generating gold-backed stablecoin
- Partnered with Chainlink as official oracle provider, integrating Proof of Reserve and Cross-Chain Interoperability Protocol across Base and Solana networks
- Achieved formal Nasdaq approval for continued listing and merger transaction

Near-term and Long-term Roadmap

How Streamex will power the tokenization of the $142T commodities market[1]

GLDY Launch – November 2025

Launch Highlights:

- Pre-sale begins Nov 10, 2025
- $100MM initial issuance size
- Streamex committing $5M to buy GLDY
- Anticipated closing by end of November

- 1 GLDY = 1 fine troy oz of gold bullion
- Each GLDY accrues yield paid in additional GLDY
- Reg D issued restricted security
- Long term capital gains + dividend tax treatment

- ETF integrations
- Secondary market commodities exchange
- Tokenized spot & yield bearing commodities
- Strategic partnerships and M&A opportunities
- Tokenized mineral royalties & streams

1. Statista; 2. Yahoo Finance.

Long Term Roadmap

2025 | Q4 – GLDY Launch

- GLDY Launch – November 2025
- $100MM USD initial issuance
- Product scaling and additional partnerships
- Initial gold purchases for balance sheet
- Additional development – institutional infrastructure

2026 | Vertical Scaling & Tokenization Strategy Growth

- GLDY growth – Targeting $1B USD in issuance by end of 2026
- Continuous scaling of GLDY issuance
- Potential additional gold bullion purchases
- Potential spot commodity token launch & additional yield tokens

2027 | Continued Scaling

- GLDY growth – Targeting $3B USD in issuance by end of 2027
- Scale to 3-4 additional tokenized asset launches

2028 | Accelerated Scaling

- GLDY Growth – Targeting $7B USD in issuance by end of 2028
- Expand secondary trading + additional tokenized asset capability

2025

2026

2027

2028

WHAT IS GLDY?

GLDY is a physical gold bullion-backed stablecoin that delivers annualized yield through gold-leasing, combining capital preservation of physical gold with predictable income

Gold Yield Tokens Unlock Investment Product Previously Unavailable to Public Investors

The ability to earn yield on gold, while maintaining direct exposure to spot gold prices, fundamentally challenges the value proposition of other readily-accessible gold investment products

The market cap of SPDR Gold Shares (GLD), which provides no yield to unit holders, is $87 billion[1]

$87 B[1]
SPDR (GLD) Market Cap

No Yield

INVESTOR RETURNS:

Streamex Gold Yield Token *vs.* GLD Unit



+69%
+44%
80%
60%
40%
20%
0%
Total Return %
Year 0
Year 1
Year 2
Year 3
Year 4
Year 5
GLD Unit
Streamex Gold Yield Token

Case study assumes an average of 8% annualized spot gold price appreciation, GLD annual MER of 0.4%, and 3% annualized yield passed through the Gold Yield Token

1. Yahoo Finance as of September 10, 2025.

Adele Carey
Alliance Advisors Investor Relations
acarey@allianceadvisors.com

www.streamex.com
Nasdaq: **STEX**

